UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2024

Forza X1, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40623	27-1417610
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3101 S. US-1

Ft. Pierce, Florida 34982

 (Address of principal executive offices)

(772) 429-2525

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	FRZA	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 9, 2024, the Board of Directors of Forza X1, Inc. (the “Company”) appointed Michael P. Dickerson to serve as Interim Chief Financial & Administrative Officer of the Company.

Mr. Dickerson, age 57, has 35 years of corporate experience in senior and executive level finance and operational roles, including finance & accounting, treasury, investor relations & corporate communications, risk management and other related roles. Mr. Dickerson has served as the Chief Financial & Administrative Officer of Twin Vee Powercats Co., the Company’s parent company, since April 4, 2024. In February 2024, he served in a consulting capacity at Savannah River Logistics as their Executive Vice President, Chief Financial & Administrative Officer, and Treasurer. From August 2022 until November 2023, he served as Vice President, Investor Relations & Risk Management, at Dorman Products, Inc. (Nasdaq: DORM). From August 2018 to March 2022, he served as Vice President, Corporate Communications & Investor Relations, at Aaron’s Inc. (NYSE: AAN).

Mr. Dickerson holds a Bachelor of Science in Business Administration in Accounting from the University of Dayton in Dayton, Ohio. Additionally, he is a member of the American Institute of Certified Public Accounts (AICPA), a member of the Ohio Society of Certified Public Accountants (OSCPA), and a Senior Roundtable Member of the National Investor Relations Institute (NIRI).

There are no family relationships between Mr. Dickerson and any of the Company’s directors or executive officers, nor does Mr. Dickerson have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. There were no arrangements or understandings by which Mr. Dickerson was appointed as Interim Chief Financial & Administrative Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 10, 2024	FORZA X1, INC. (Registrant)

	By:	/s/ Joseph Visconti
	Name:	Joseph Visconti
	Title:	Interim Chief Executive Officer